UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                 --------------


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 15, 2003


                         NATIONAL HOME HEALTH CARE CORP.
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               (Exact Name of Registrant as Specified in Charter)

          Delaware                      0-12927                  22-2981141
          ---------                     -------                  ----------
(State or Other Jurisdiction            (Commission              (IRS Employer
      of Incorporation)                 File No.)            Identification No.)





700 White Plains Road, Suite 275, Scarsdale, New York                      10583
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(Address of Principal Executive Offices)                              (Zip Code)


       Registrant's telephone number, including area code: (914) 722-9000


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On December 15, 2003, National Home Health Care Corp. (the "Company") issued a press release announcing the Company's financial results for the Company's first fiscal quarter ended October 31, 2003. A copy of that press release is attached to this Form 8-K as Exhibit 99.1

                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        NATIONAL HOME HEALTH CARE CORP.


Date:    December 15, 2003              By: /s/ Robert P. Heller
                                        ----------------------------------------
                                        Name:  Robert P. Heller
                                        Title: Vice President of Finance

                                  EXHIBIT INDEX

Exhibit
Number          Description
------          -----------

99.1            Press release of the Company dated December 15, 2003.